Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

(a) None.

(b) None.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 13, 2004 titled “Equus II Incorporated Announces First Quarter Net Asset Value”

Item 12. Results of Operations and Financial Condition

On May 13, 2004, Equus II Incorporated issued a press release announcing its financial results for the first quarter ended March 31, 2004. The text of the press release is included as exhibit 99.1 to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUUS II INCORPORATED

Dated: May 13, 2004	By:	/s/ HARRY O. NICODEMUS IV

Harry O. Nicodemus IV Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated May 13, 2004

3